UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEUDLE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

CME GROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

The following material was distributed by CME Group Inc. to its Class B shareholders on or after April 20, 2010.

April 20, 2010

IMPORTANT REMINDER

Dear Class B-1, Class B-2, Class B-3 and Class B-4 Shareholders:

CME Group Inc. will hold its 2010 Annual Meeting of Shareholders on May 5, 2010. Proxy material describing the agenda and instructing you how to vote your shares was mailed or sent to you via email on or around March 25th. As of today, our records indicate that you have not yet voted your Class B shares. With the Annual Meeting only a short time away, it is important that you sign and return your proxy today to make sure that your shares will be voted at the meeting in accordance with your desires.

At the Annual Meeting, in addition to the election of the Equity Directors and the ratification of our independent registered public accounting firm, holders of Class B-1 shares are being asked to vote on the election of one director and holders of Class B-3 shares are being asked to vote on the election of one director each from a slate of two nominees. Also holders of Class B-1 and Class B-2 shares will vote on the election of five members of the Class B Nominating Committee for their respective class.

Your vote is important, so please sign, date and mail the enclosed proxy card TODAY. If you prefer to vote via the Internet, please follow the simple instructions printed on your proxy card.

Thank you for your support of CME Group Inc.

Sincerely,

Terrence A. Duffy	Craig S. Donohue
Executive Chairman	Chief Executive Officer

*****

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 5, 2010. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

CME Group Inc. and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of CME Group Inc.’s shareholders to approve the proposals. These individuals may have interests in the proposals. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in the proxy statement.

April 20, 2010

IMPORTANT REMINDER – PLEASE VOTE YOUR CME GROUP CLASS B SHARES!!

To our Class B Shareholders:

CME Group Inc. will hold its 2010 Annual Meeting of Shareholders on May 5, 2010. Holders of our Class B common stock as of March 8, 2010 are entitled to vote on the proposals to be presented at the Annual Meeting. In addition to the proposals to elect the Equity Directors and to ratify the appointment of our independent auditors for 2010, the following proposals are being submitted to the Class B shareholders:

•	to elect one Class B-1 director and one Class B-3 director; and

•	to elect five members of the Class B-1 nominating committee and five members of the Class B-2 nominating committee.

Reminder Mailing with Proxy Card

Our records indicate that many of our Class B shareholders have not yet voted. On Tuesday April 20th, we mailed out a reminder notice along with a replacement proxy card which you should receive in the mail if you have not yet voted.

Please check your mail this week for your replacement proxy card and vote your Class B shares of CME Group.

The original proxy material describing the agenda and instructing you how to vote your shares was mailed or sent to you via email on or around March 25th. These materials are also available on our Website.

Submit your Proxy in Person on April 27th

Additionally, on Tuesday, April 27th, a representative from our independent inspector of election will be onsite at 141 West Jackson outside of the Membership Department from 7:00 a.m. to 11:00 a.m. for you to complete your proxy card in person. You will need to have proper identification with you for us to confirm that you are entitled to vote shares at the Annual Meeting.

Submit your proxy in person on April 27th at 141 West Jackson.

Request the Ability to Vote Electronically

If you haven’t received your replacement proxy card by Friday, April 23rd and will be unable to submit your proxy card in person on April 27th please contact Beth Hausoul in Shareholder Relations and Membership Services at 312.930.3484 or elizabeth.hausoul@cmegroup.com on or after Monday, April 26th to request a control number that will allow you to vote over the Internet. Proper identification will be required at the time of the request – SSN/TIN, address of record. This information is required in order to confirm the identification of the Class B shareholder of record.

Thank you for your support of CME Group Inc.

*****

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 5, 2010. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.

CME Group Inc. and its directors, executive officers and certain members of management and other employees may be deemed to be participants in the solicitation of proxies of CME Group Inc.’s shareholders to approve the proposals. These individuals may have interests in the proposals. A detailed list of the names, affiliations and interests of the participants in the solicitation will be contained in the proxy statement.